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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 12, 2002
                (Date of Earliest Event Reported: July 10, 2002)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-14365              76-0568816
(State or other jurisdiction        (Commission        ( I.R.S. Employer
     of incorporation)              File Number)       Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (713) 420-2600
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       c)   Exhibits.

          Exhibit
          Number         Description
          --------       -----------

           99.1 Letter dated July 9, 2002 from Oscar S. Wyatt, Jr. to William A. Wise, with attachments.

           99.2 Letter dated July 10, 2002 from William A. Wise to Oscar S. Wyatt, Jr.

           99.3      Letters dated July 10, 2002 from William A. Wise to
                             Congressional Members.

           99.4 Letters dated July 10, 2002 from William A. Wise to SEC Chairman and Commissioners.

Item 9.  Regulation FD Disclosure

     This Form 8-K/A is furnished to amend and restate the Form 8-K furnished on July 10, 2002, to include the attachments to a letter dated July 9, 2002 from Oscar S. Wyatt, Jr. to William A. Wise. The first attachment is the Fitch bond rating of the Utility Contract Funding transaction, which has been previously available. The second attachment consists of two pages from a slide presentation by El Paso senior management after its announcement on May 29, 2002 of its strategic repositioning plan. The complete slide presentation was previously furnished as an exhibit to a Form 8-K filed by El Paso on May 30, 2002. The third attachment is Mr. Wyatt's separate letter to Mr. Harvey L. Pitt, Chairman of the Securities and Exchange Commission. These letters and attachments are not filed, but are furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION


                              By:  /s/ Jeffrey I. Beason
                                 ------------------------
                                       Jeffrey I. Beason
                                    Senior Vice President
                                        and Controller
                                 (Chief Accounting Officer)


Date: July 12, 2002

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                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------

99.1      Letter dated July 9, 2002  from Oscar S. Wyatt, Jr.
          to William A. Wise, with attachments.

99.2      Letter  dated  July 10, 2002 from William A. Wise to
          Oscar S. Wyatt, Jr.

99.3      Letters dated July 10, 2002 from William A. Wise to
          Congressional Members.

99.4      Letters dated July 10, 2002 from William A. Wise to
          SEC Chairman and Commissioners.